Citigroup Mortgage Loan Trust 2024-RP3 ABS-15G

Exhibit 99.1 - Schedule 1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services

Legal Name: AMC Diligence, LLC

Business Name (if Different):

Principal Business Address: 150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name: Citigroup Global Markets, Inc.

Business Name (If Different):

Principal Business Address: 388 Greenwich Street, 6th Floor, New York, NY 10013

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 8, 2023
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, October 26, 2023

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1: AMC Diligence, LLC

(Print name of duly authorized person)

By:	Angelo Nyiri

Signature:	/s/ Angelo Nyiri

Date:	6/13/2024

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Item 4. Description of the due diligence performed.

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Citigroup Global Markets, Inc. (“Client”), in multiple transactions and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.

The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

▪	“Compliance Review”:	6,340 mortgage loans

▪	“Data Integrity Review”:	6,340 mortgage loans

▪	“Collection Comment Review”:	6,340 mortgage loans

▪	“Payment History Review”:	6,340 mortgage loans

▪	“Title Review”:	6,340 mortgage loans

(3) Determination of the sample size and computation.

The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

Data Integrity Review: AMC performed a review utilizing information collected during the Review and comparing such information against the data tape. This comparison included 43 fields as listed below. Additional detail is contained in the Data Integrity Review Summary below.

STADDRESS	MODIFIED	PERFLOOR
CITY	PRAREMAINING	LIFEMAXRT
STATE	MODDATE	LIFEMINRT
ZIP	MORIGBAL MOD1	BALLOON
LNAME	DEFPRINBAL	IOFLAG
LOANPURP	FPDATE MOD1	IOEXPDATE
SALESPRICE	MTDATE	STEP1RATE
APPVAL	ARMORFIX	STEP1RATEDATE
PROPTYPE	INDEXCD	STEP2RATE
ORIGDATE	MARGIN	STEP2RATEDATE
ORIGBAL	RFREQ	STEP3RATE
FPDATE	FPADATE	STEP3RATEDATE
ORIGRATE	FRADATE	STEP4RATE
ORIGPANDI	PERCAP	STEP4RATEDATE
INTTYPE

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC did not complete a credit review as part of the Review.

(6) Value of collateral securing the assets: review and methodology.

AMC did not complete a value review as part of the Review.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (3,086 Mortgage Loans)

(I)	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

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e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);

▪	Final application (1003);

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▪	Note;

▪	Appraisal;

▪	Sales contract;

▪	Title/Preliminary Title;

▪	Initial TIL;

▪	Final TIL;

▪	Final HUD-1;

▪	Initial and final GFE’s;

▪	Right of Rescission Disclosure;

▪	Mortgage/Deed of Trust;

▪	Mortgage Insurance;

▪	Tangible Net Benefit Disclosure;

▪	FACTA disclosures; and

▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (3,254 Mortgage Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;

c)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;

d)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and

e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and

ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

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(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43©);

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43© (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

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AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

With regard to General Ability to Repay testing, the compliance review was performed with the following considerations with respect to guideline deviations. Note, the following considerations are limited to General ATR (Non-QM, ATR Risk, ATR Fail) evaluation and do not apply to Qualified Mortgage (QM) reviews.

●	Compensating factors for Guideline Deficiencies – Compensating factors are not permitted to override, waive, or trump any of the 8 factors under 1026.43(c) that were not addressed by lender based on the documents in the loan file. Compensating factors may be considered in reducing the severity of guideline deficiencies in cases where the file contains evidence that the related ATR factor was addressed and considered, but did not have strict adherence to guideline requirements (e.g. Guidelines require 2 years tax returns and file contains 1 year tax returns).

○	Present but deficient documentation – To the extent there is a documentation deficiency, but file contains evidence that the ability to repay component was considered (e.g. Guidelines require signed and dated tax returns and file contains unsigned undated tax returns), an EV2-B level exception will be cited for the deficiency in the documentation against guidelines. On the contrary, if Guidelines require signed and dated tax returns and file does not contain any tax returns or transcripts, finding will be reported as an EV3-C and yield a QM/ATR loan designation of ATR Fail.

●	Lender Policies Overlay – Lender policies that act as an overlay or clarification of their approach to underwriting beyond the guidelines are considered in the review to determine if loan documentation adheres to guidelines. No exception will be cited for guideline deviations that otherwise adhere to or meet requirements set forth in Lender Policies. Provided there are no other open EV3-C ability to repay findings, loans with guideline deviations with documentation that adheres to or meets requirements set forth in Lender Policies will yield a QM/ATR loan designation of Non-QM.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation;

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

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COLLECTION COMENT REVIEW (6,340 loans): AMC performed up to 36-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

PAYMENT HISTORY REVIEW (6,340 loans): AMC performed up to 36-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 36 month look back for each mortgage loan within the payment history population.

TITLE REVIEW (6,340 loans): SitusAMC was engaged to perform diligence on multiple pools of mortgage loans between October 2023 and February 2024. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). AMC gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:
a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.
b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:
a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)
b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)
c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)

ii.	Property tax liens/security agreements (“Property Tax Liens”)

iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)

iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

C.	Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:
a.	Regional statutes/case law related to lien/mortgage enforcement
b.	Debtor Identity Verification (i.e. Commonality of Name)
c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.
d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

D.	Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, Meridian reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether Meridian believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

E.	Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

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(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

COMPLIANCE RESULTS SUMMARY (6,340 mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (3,254 Mortgage Loans)

Overall: NRSRO Grade (DBRS & Fitch)	Loan Count	% of Loans
A	373	11.46%
B	2,734	84.02%
C	1	0.03%
D	146	4.49%
Total	3,254	100.00%

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FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (3,086 Mortgage Loans)

Overall: NRSRO Grade (DBRS)	Loan Count	% of Loans
A	604	19.57%
B	1139	36.91%
C	1254	40.64%
D	89	2.88%
Total	3086	100.00%

Overall: NRSRO Grade (Fitch)	Loan Count	% of Loans
A	604	19.57%
B	1135	36.78%
C	1258	40.76%
D	89	2.88%
Total	3086	100.00%

REVIEW EXCEPTION SUMMARY (6,340 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 SAMC (3,254Mortgage Loans)

Exception Type	DBRS & Fitch Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	145
		Missing, Incorrect, or Incomplete Note	1
		Total Compliance Grade (D) Exceptions:	146
	C	State Defect	1
		Total Compliance Grade (C) Exceptions:	1
	B	RESPA	5,768
		Safe Act	2,400
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	2,086
		Missing Application Date	1,549
		Missing Non-Required Data	1,141
		Missing, Incorrect, or Incomplete GFE	1,004
		TIL-MDIA	800
		TILA	771
		Missing Required Data	609
		LTV Test	480
		Misc. State Level	311
		Missing Required Data (other than HUD-1 or Note)	283
		Loan Package Documentation	259
		FACTA	238
		Missing, Incorrect, or Incomplete Final TIL	88
		State Late Charge	77
		State Defect	73
		Missing, Incorrect, or Incomplete HUD-1	19
		Final TIL Estimated	4
		Missing Document	3
		State Compliant	1
		Compliance	1
		Total Compliance Grade (B) Exceptions:	17,965
Total Compliance Exceptions:			18,112

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FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (3,086 Mortgage Loans)

Exception Type	DBRS Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	2
		Total Compliance Grade (D) Exceptions:	2
	C	ATR/QM Defect	344
		TRID Defect	2
		Compliance	2
		Total Compliance Grade (C) Exceptions:	348
	B	TRID Defect	3,035
		RESPA	1,689
		Missing Non-Required Data	561
		ATR/QM Defect	545
		ECOA	538
		TILA	459
		Missing Application Date	258
		Missing, Incorrect, or Incomplete Final or Initial 1003	209
		TIL-MDIA	185
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	171
		State Late Charge	118
		Misc. State Level	82
		TRID	69
		Missing, Incorrect, or Incomplete GFE	45
		Missing Required Data (other than HUD-1 or Note)	40
		FACTA	32
		Missing Disclosure	24
		State Defect	12
		Loan Package Documentation	11
		ATR/QM	5
		Compliance	5
		Missing, Incorrect, or Incomplete Final TIL	5
		Flood	3
		Final TIL Estimated	3
		Missing Required Data	2
		Missing Document	1
		Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (B) Exceptions:	8,108
Total Compliance Exceptions:			8,458

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Credit	D	Missing Document	40
		Property - Appraisal	39
		Loan Package Documentation	8
		Total Credit Grade (D) Exceptions:	87
	C	Missing Document	676
		Insurance	564
		Guideline	482
		Income / Employment	438
		Asset	195
		Borrower and Mortgage Eligibility	87
		Hazard Insurance	66
		Credit	65
		Loan Package Documentation	37
		Property - Appraisal	15
		Title	5
		System	5
		Appraisal Reconciliation	5
		1003	3
		Document Error	2
		Income	2
		Loan Eligibility	2
		Legal / Regulatory / Compliance	1
		Total Credit Grade (C) Exceptions:	2,650
	B	Insurance	24
		Guideline	9
		Loan Package Documentation	6
		Missing Document	6
		Property - Appraisal	3
		Income / Employment	1
		Title	1
		Total Credit Grade (B) Exceptions:	50
Total Credit Exceptions:			2,787
Property	C	Property - Appraisal	81
		Missing Document	1
		Appraisal Reconciliation	1
		Total Property Grade (C) Exceptions:	83
	B	Property - Appraisal	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			84
Grand Total:			11,329

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Exception Type	Fitch Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	2
		Total Compliance Grade (D) Exceptions:	2
	C	ATR/QM Defect	805
		TRID Defect	2
		Compliance	2
		Total Compliance Grade (C) Exceptions:	809
	B	TRID Defect	3,035
		RESPA	1,689
		Missing Non-Required Data	561
		ECOA	538
		TILA	459
		Missing Application Date	258
		Missing, Incorrect, or Incomplete Final or Initial 1003	209
		TIL-MDIA	185
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	171
		State Late Charge	118
		ATR/QM Defect	85
		Misc. State Level	82
		TRID	69
		Missing, Incorrect, or Incomplete GFE	45
		Missing Required Data (other than HUD-1 or Note)	40
		FACTA	32
		Missing Disclosure	24
		State Defect	12
		Loan Package Documentation	11
		ATR/QM	5
		Compliance	5
		Missing, Incorrect, or Incomplete Final TIL	5
		Final TIL Estimated	3
		Flood	3
		Missing Required Data	2
		Missing Document	1
		Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (B) Exceptions:	7,648
Total Compliance Exceptions:			8,459

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Credit	D	Missing Document	40
		Property - Appraisal	39
		Loan Package Documentation	8
		Total Credit Grade (D) Exceptions:	87
	C	Missing Document	676
		Insurance	564
		Guideline	482
		Income / Employment	438
		Asset	195
		Borrower and Mortgage Eligibility	87
		Hazard Insurance	66
		Credit	65
		Loan Package Documentation	37
		Property - Appraisal	15
		Title	5
		System	5
		Appraisal Reconciliation	5
		1003	3
		Income	2
		Loan Eligibility	2
		Document Error	2
		Legal / Regulatory / Compliance	1
		Total Credit Grade (C) Exceptions:	2,650
	B	Insurance	24
		Guideline	9
		Loan Package Documentation	6
		Missing Document	6
		Property - Appraisal	3
		Income / Employment	1
		Title	1
		Total Credit Grade (B) Exceptions:	50
Total Credit Exceptions:			2,787
Property	C	Property - Appraisal	81
		Appraisal Reconciliation	1
		Missing Document	1
		Total Property Grade (C) Exceptions:	83
	B	Property - Appraisal	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			84
Grand Total:			11,330

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DATA INTEGRITY REVIEW SUMMARY (6,340 Mortgage Loans)

The Data Integrity Review was completed to compare information collected by AMC during the course of the review on loans reviewed by AMC for compliance versus the provided data tape. In total, AMC identified 43 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics (ex. ARM vs. Fixed); however, AMC, in the counts below, has included in the total comparison population all loans in the securitization population regardless of whether such data field may have been applicable for the loan in questions such that a N/A is equivalent to not exhibiting a variance.

Field Name	# of Variances	# Loans	% Variance
STADDRESS	224	6340	3.53%
CITY	42	6340	0.66%
STATE	0	6340	0.00%
ZIP	64	6340	1.01%
LNAME	507	6340	8.00%
LOANPURP	0	6340	0.00%
SALESPRICE	0	6340	0.00%
APPVAL	0	6340	0.00%
PROPTYPE	151	6340	2.38%
ORIGDATE	0	6340	0.00%
ORIGBAL	0	6340	0.00%
FPDATE	0	6340	0.00%
ORIGRATE	0	6340	0.00%
ORIGPANDI	0	6340	0.00%
MODIFIED	3	6340	0.05%
PRAREMAINING	0	6340	0.00%
MODDATE	265	6340	4.18%
MORIGBAL MOD1	0	6340	0.00%
DEFPRINBAL	5	6340	0.08%
FPDATE MOD1	0	6340	0.00%
MTDATE	12	6340	0.19%
ARMORFIX	0	6340	0.00%
INDEXCD	0	6340	0.00%
MARGIN	0	6340	0.00%
RFREQ	0	6340	0.00%
FPADATE	0	6340	0.00%
FRADATE	0	6340	0.00%
PERCAP	0	6340	0.00%
PERFLOOR	0	6340	0.00%
LIFEMAXRT	0	6340	0.00%
LIFEMINRT	0	6340	0.00%
BALLOON	0	6340	0.00%
IOFLAG	0	6340	0.00%
IOEXPDATE	1	6340	0.02%
STEP1RATE	0	6340	0.00%
STEP1RATEDATE	0	6340	0.00%
STEP2RATE	0	6340	0.00%
STEP2RATEDATE	0	6340	0.00%
STEP3RATE	0	6340	0.00%
STEP3RATEDATE	0	6340	0.00%
STEP4RATE	0	6340	0.00%
STEP4RATEDATE	0	6340	0.00%
INTTYPE	0	6340	0.00%
Grand Total	1274	272620	0.47%

COLLECTION COMMENT REVIEW SUMMARY (6,340 Mortgage Loans)

AMC reviewed a total of 6,340 mortgage loans. In total 142 mortgage loans (2.24% by number), carried an EV3 exception. The exception detail is in the EV3 Exceptions – By Loan Count table below.

Servicing Review Grade	Loan Count	% of Loans
3	142	2.24%
2	185	2.92%
1	6,013	94.84%
Total	6,340	100.00%

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Exception Type	Exception Grade	Exception	Open Exceptions	Cured Exceptions	Waived Exceptions	Unable to Clear Exceptions	Total
Comment	3	Title Issue -	77	0	0	0	77
		Damaged Interior - Damage remains unresolved and no indication covered by insurance	27	0	0	0	27
		Damaged/Occupied/FEMA Zone - Damage remains unresolved and no indication covered by insurance	14	0	0	0	14
		Cease and Desist Request Received From Mortgagor or 3rd Party	12	0	0	0	12
		Mortgagor Working w/ 3rd Party Group	10	0	0	0	10
		Delinquent HOA Fees	6	0	0	0	6
		Mortgagor Deceased - Not clear or no information on executor/heir	4	0	0	0	4
		Environmental Damaged Interior - Damage remains unresolved and no indication covered by insurance	2	0	0	0	2
		Class Action Lawsuit	1	0	0	0	1
		Legal action - ownership rights are endangered	1	0	0	0	1
		Collection Comments - Incomplete -	1	0	0	0	1
		Total Comment Grade (3) Exceptions:	155	0	0	0	155

PAYMENT HISTORY REVIEW SUMMARY (6,340 Mortgage Loans)

All of the 6,340 Mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 5,751 mortgage loans (90.71%) showed at last one delinquency within the look back period. As of the 2/29/2024 cutoff date, all 6,340 mortgage loans (100.00%) mortgage loans were current. Some “% of Loans” may not add to 100% due to rounding.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	589	9.29%
Delinquency, No Missing Data	5751	90.71%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	6340	100.00%

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

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SitusAMC TITLE REVIEW SUMMARY (6,340 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 6,340 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	Except with respect to 16 mortgage loan files, there are no potential issues concerning origination deed vesting. With respect to the 16 mortgage loan files, all the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.

●	Except with respect to 211 Association Liens across 126 mortgage loan files, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified. 40 of these Association Liens were determined to be passed the statutory timeline for enforceability.

●	Except with respect to 354 Municipal Liens across 186 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.

●	Except with respect to 12 Property Tax Liens across 12 mortgage loan files, no unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.

●	Except with respect to 558 Prior Liens across 280 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 558 Prior Liens across 280 mortgage loan files, all 558 Prior Liens were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.

●	Except with respect to 202 Prior Mortgages across 183 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 202 Prior Mortgages across 183 mortgage loan files, 200 Prior Mortgages were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage, and 2 Prior Mortgages were determined to be mitigated as the timeline for enforceability has passed.

●	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL SUMMARY

The summary information below represents data collected during the AMC Compliance Reviews. Some “% of Loans” may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	6,223	98.15%	$1,525,125,628.45	98.08%
Adjustable	117	1.85%	$29,925,165.00	1.92%
Total	6,340	100.00%	$1,555,050,793.45	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	6,340	100.00%	$1,555,050,793.45	100.00%
Total	6,340	100.00%	$1,555,050,793.45	100.00%

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Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	718	11.32%	$151,072,636.86	9.71%
Cash Out: Home Improvement/Renovation	44	0.69%	$13,190,425.00	0.85%
Cash Out: Other/Multi-purpose/Unknown Purpose	968	15.27%	$226,923,056.00	14.59%
Limited Cash-Out	98	1.55%	$27,925,262.00	1.80%
First Time Home Purchase	1,300	20.50%	$305,322,830.00	19.63%
Other-than-first-time Home Purchase	1,488	23.47%	$397,543,777.00	25.56%
Rate/Term Refinance - Lender Initiated	189	2.98%	$46,727,922.96	3.00%
Rate/Term Refinance - Borrower Initiated	1,502	23.69%	$380,658,704.23	24.48%
Construction to Permanent	3	0.05%	$723,610.00	0.05%
Unavailable	30	0.47%	$4,962,569.40	0.32%
Total	6,340	100.00%	$1,555,050,793.45	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	15	0.24%	$2,631,801.42	0.17%
121-180 Months	487	7.68%	$90,064,547.73	5.79%
181-240 Months	162	2.56%	$33,956,117.05	2.18%
241-360 Months	5,665	89.35%	$1,426,380,690.25	91.73%
361+ Months	11	0.17%	$2,017,637.00	0.13%
Total	6,340	100.00%	$1,555,050,793.45	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	3,352	52.87%	$817,031,457.70	52.54%
Co-op	37	0.58%	$10,503,559.00	0.68%
Condo, Low Rise	471	7.43%	$109,329,509.00	7.03%
Condo, High Rise	102	1.61%	$27,393,729.00	1.76%
PUD	1,319	20.80%	$354,536,550.50	22.80%
Townhouse	10	0.16%	$2,157,045.00	0.14%
Single-wide Manufactured Housing	21	0.33%	$2,342,412.00	0.15%
1 Family Attached	113	1.78%	$25,654,963.50	1.65%
2 Family	199	3.14%	$61,924,009.70	3.98%
3 Family	44	0.69%	$18,175,369.66	1.17%
4 Family	37	0.58%	$15,805,852.00	1.02%
Unavailable	635	10.02%	$110,196,336.39	7.09%
Total	6,340	100.00%	$1,555,050,793.45	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	5,608	88.45%	$1,392,277,972.49	89.53%
Investment	511	8.06%	$115,357,081.47	7.42%
Second Home	192	3.03%	$43,837,340.56	2.82%
Unknown	29	0.46%	$3,578,398.93	0.23%
Total	6,340	100.00%	$1,555,050,793.45	100.00%

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